Exhibit 10(g)

FIRST AMENDMENT
OF
UNITEDHEALTH GROUP
DIRECTORS’ COMPENSATION DEFERRAL PLAN
(2002 Statement)

     WHEREAS, UNITEDHEALTH GROUP INCORPORATED, a Minnesota corporation (“UnitedHealth Group”), has heretofore established and maintains a nonqualified, unfunded, deferred compensation plan (the “Plan”) for the benefit of certain members of its Board of Directors; and

     WHEREAS, Said Plan is currently embodied in a document adopted on October 30, 2001, and entitled “UNITEDHEALTH GROUP DIRECTORS’ COMPENSATION DEFERRAL PLAN (2002 Statement)” (the “Plan Statement); and

     WHEREAS, Pursuant to Sections 10.1 of the Plan Statement, the Compensation and Human Resources Committee of the Board of Directors of UnitedHealth Group (the “Compensation Committee”) has the general power to amend the Plan Statement by a written instrument executed by UnitedHealth Group; and

     WHEREAS, UnitedHealth Group desires to amend the Plan Statement to provide for the following: (i) pre-2004 and post-2003 deferrals will be accounted for separately; (ii) post-2003 deferrals shall not be available for on-demand distributions or accelerated distributions; (iii) beginning in 2004, a participant may elect different distribution options for each year’s deferrals; and (iv) the addition of new distribution option: a lump sum payment in the year following the fifth anniversary of the participant’s last day of service as a director.

     NOW, THEREFORE, The Plan Statement is hereby amended in the following respects:

1.     DEFINITION OF ACCOUNT. Effective January 1, 2004, Section 1.2.1 of the Plan Statement is amended to read in full as follows:

     1.2.1. Account - the separate bookkeeping account established for each Participant which represents the separate unfunded and unsecured general obligation of UnitedHealth Group established with respect to each person who is a Participant in this Plan in accordance with Section 2 and which are credited to the dollar amounts specified in Sections 3 and 4 and from which are subtracted payments made pursuant to Section 8. The following accounts will be maintained under this Plan for Participants:

(a)	Pre-2004 Account - the account maintained for each Participant to which are credited the dollar amounts specified in Sections 3 and 4 for Plan Years ending on or before December 31, 2003.

(b)	Post-2003 Account - the account maintained for each Participant to which are credited the dollar amounts specified in Sections 3 and 4 for

Plan Years beginning after December 31, 2003. To the extent necessary to accommodate and effect the distribution elections made by Participants pursuant to Section 8.3 and Section 8.9.2 for Plan Years beginning after December 31, 2003, separate bookkeeping sub-accounts shall be established with respect to each of the several annual forms of distribution elections and pre-selected in-service distribution elections made by Participants.

2.     CLARIFICATION REGARDING ENROLLMENT IN DEFERRAL OPTIONS. Effective January 1, 2004, Section 3.1.1 of the Plan Statement is amended to read in full as follows:

     3.1.1. Amount of Deferrals. Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect to defer between (and including) 1% and 100% of such Participant’s Board Compensation for Board services for a Plan Year. The Committee may establish prospectively other percentage limits. To be effective for a Plan Year, the deferral election must be received by the Committee or its designee by the enrollment deadline designated by the Committee. For a newly eligible Participant, however, the deferral election must be received by the Committee within 30 days after the first day of such eligibility, and, if so received, deferral shall be effective as of the first day of the month following such receipt with respect to the remainder of the Plan Year. Such deferral election shall be irrevocable for the Plan Year with respect to which it is made once it has been received by the Committee or its designee.

3.     MEASURING INVESTMENT. Effective as of August 1, 2002, the third sentence of Section 4.1 of the Plan Statement is amended to read in full as follows:

The Measuring Investments as of August 1, 2002 are listed in Schedule I to the Plan Statement.

4.     DISTRIBUTION OF POST-2003 ACCOUNTS. Effective for Plan Years beginning on or after January 1, 2004, Section 8.2 of the Plan Statement is amended to read in full as follows:

8.2. Form of Distribution. As determined under the rules of Section 8.4, distribution of the Participant’s Post-2003 Account shall be made in one or more of the following forms:

(a)	Immediate Lump Sum. Distribution of the Participant’s Post-2003 Account shall be made in a single lump sum. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which occurs the Participant’s Termination of Directorship and shall be actually paid to the Participant as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

(b)	Installments. Distribution of the Participant’s Post-2003 Account shall be made in a series of five (5) or ten (10) annual installments.

(i)	In General. The amount of the first installment will be determined as soon as administratively feasible following the Plan Year in which occurs the Participant’s Termination of Directorship and the amount of future installments will be determined as soon as administratively feasible following the end of each following Plan Year. The amount of each installment shall be determined by dividing the Participant’s Post-2003 Account balance as of the Valuation Date as of which the installment is being paid, by the number of remaining installment payments to be made (including the payment being determined). Such installments shall be actually paid as soon as practicable after each such determination (but not later than the last day of the February following such Plan Year).

(ii)	Exception for Small Amounts. Notwithstanding the foregoing provisions of this Section 8.2(b), if the value of the Participant’s Post-2003 Account as of the Valuation Date as of which an installment payment is to be determined does not exceed Five Thousand Dollars ($5,000), the Participant’s entire Post-2003 Account shall be paid in the form of a lump sum as soon as administratively practicable after such Valuation Date. For this purpose, the value of the Post-2003 Account shall be determined after reduction for any lump sum or other payment that is also payable to such Participant as of such Valuation Date.

(c)	Five (5) Year Delay, Then Lump Sum. Distribution of the Participant’s Post-2003 Account shall be made in a single lump sum payment following the fifth (5th) anniversary of the Participant’s Termination of Directorship. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the calendar year in which occurs the fifth (5th) anniversary of the Participant’s Termination of Directorship. Actual distribution shall be made as soon as administratively practicable after such determination. Notwithstanding the foregoing, if the value of the Participant’s Post-2003 Account does not exceed Five Thousand Dollars ($5,000) as of the Annual Valuation Date in the Plan Year in which the Participant experienced a Termination of Employment or Disability or any following Plan Year, the Participant’s Post-2003 Account shall be paid in a lump sum as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

(d)	Ten (10) Year Delay, Then Lump Sum. Distribution of the Participant’s Post-2003 Account shall be made in a single lump sum payment following the tenth (10th) anniversary of the Participant’s Termination of Directorship. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the calendar year in which occurs the tenth (10th) anniversary of the Participant’s Termination of Directorship. Actual distribution shall be made as soon as administratively practicable after such determination. Notwithstanding the foregoing, if the value of the Participant’s Post-2003 Account does not exceed Five Thousand Dollars ($5,000) as of the Annual Valuation Date in any Plan Year in which the Participant experienced a Termination of Employment or Disability or any following Plan Year, the Participant’s Post-2003 Account shall be paid in a lump sum as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

5.     DISTRIBUTION OF PRE-2004 ACCOUNTS. Effective for Plan Years beginning on or after January 1, 2004, Section 8 of the Plan Statement is amended by adding thereto the following new Section 8.3 and all subsequent sections (and cross references thereto) shall be renumbered accordingly.

8.3. Form of Distribution for Pre-2004 Account. As determined under the rules of Section 8.4, distribution of the Participant’s Pre-2004 Account shall be made in one of the following forms:

(a)	Immediate Lump Sum. Distribution of the Participant’s Pre-2004 Account shall be made in a single lump sum. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which occurs the Participant’s Termination of Directorship and shall be actually paid to the Participant as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

(b)	Installments. Distribution of the Participant’s Pre-2004 Account shall be made in a series of five (5) or ten (10) annual installments.

(i)	General Rule. The amount of the first installment will be determined as soon as administratively feasible following the Plan Year in which occurs the Participant’s Termination of Directorship and the amount of future installments will be determined as soon as administratively feasible following the end of each following Plan Year. The amount of each installment shall be determined by dividing the Participant’s Pre-2004 Account balance as of the Valuation Date as of which the installment is being paid, by the number of remaining installment payments to be made (including the payment being determined). Such installments shall be actually paid as soon as practicable after each such determination

(but not later than the last day of the February following such Plan Year).

(ii)	Accelerated Payment. A Participant who has the installment option may, after Termination of Directorship, elect through a voice response system (or other written or electronic means) approved by the Committee to receive a cash lump sum payment of the total remaining balance of the Participant’s Pre-2004 Account (but not part thereof) for any reason; provided, however, that the Pre-2004 Account balance will be reduced by a penalty of ten percent (10%), and the Participant will receive ninety percent (90%) of the Pre-2004 Account balance. The penalty of ten percent (10%) of the Pre-2004 Account balance will be forfeited to UnitedHealth Group to be used as the Committee determines in its discretion. The amount of such distribution shall be determined as soon as administratively feasible following the receipt of the request by the Committee and shall be actually paid to the Participant as soon as practicable after such determination.

(iii)	Exception for Small Amounts. Notwithstanding the foregoing provisions of this Section 8.3(b), if the value of the Participant’s Pre-2004 Account as of the Valuation Date as of which an installment payment is to be determined does not exceed Five Thousand Dollars ($5,000), the Participant’s entire Pre-2004 Account shall be paid in the form of a lump sum as soon as administratively practicable after such Valuation Date.

(c)	Delayed Lump Sum. Distribution of the Participant’s Pre-2004 Account shall be made in a single lump sum following the tenth (10) anniversary of the Participant’s Termination of Directorship, subject to the following rules:

(i)	General Rule. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which occurs the tenth (10th) anniversary of the Participant’s Termination of Directorship. Actual distribution shall be made as soon as practicable after such determination (but not later than the last day of February following such Plan Year). Notwithstanding the foregoing, if the value of the Participant’s Pre-2004 Account does not exceed Five Thousand Dollars ($5,000) as of the Annual Valuation Date in any year following the Plan Year in which the Participant experienced a Termination of Employment or Disability or any following Plan Year, the Participant’s Pre-2004 Account shall be paid in a lump sum as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

(ii)	Immediate Accelerated Payment. A Participant who has experienced a Termination of Directorship and for whom the delayed lump sum distribution option is in effect may elect through a voice response system (or other written or electronic means) approved by the Committee to receive a lump sum distribution of the Participant’s Pre-2004 Account before the tenth (10th) anniversary of the Participant’s Termination of Directorship; provided, however, that the Pre-2004 Account balance will be reduced by a penalty of ten percent (10%), and the Participant will receive ninety percent (90%) of the Pre-2004 Account balance. The penalty of ten percent (10%) of the Pre-2004 Account balance will be forfeited to UnitedHealth Group to be used as the Committee determines in its discretion. The amount of such distribution shall be determined as soon as administratively feasible following the receipt of the request by the Committee and shall be actually paid to the Participant as soon as practicable after such determination.

(iii)	Delayed Accelerated Payment. A Participant who has elected the delay lump sum distribution option may, after Termination of Directorship, make a one-time election through a voice response system (or other written or election means), approved by the Committee to receive either a lump sum distribution of the Participant’s Pre-2004 Account before the tenth (10th) anniversary of the Participant’s Termination of Directorship, or five (5) annual installments, subject to the following rules:

(A)	Any election to receive a lump sum payment before the tenth (10) anniversary of the Participant’s Termination of Directorship must be received by the Committee no later than the December 31 of the calendar year in which occurs the eighth (8th) anniversary of the Participant’s Termination of Directorship.

(B)	Any election to receive five (5) annual installments must be received by the Committee no later than the December 31 of the calendar year in which occurs the fourth (4th) anniversary of the Participant’s Termination of Directorship.

(C)	Any election to receive either a lump sum distribution of the Participant’s Pre-2004 Account before the tenth (10th)

anniversary of the Participant’s Termination of Directorship or five (5) annual installments shall not be effective until twelve (12) months after it is received by the Committee (if the Participant dies before the end of such 12-month period, such election shall not be effective).

6.     ELECTION OF FORM OF DISTRIBUTION BY PARTICIPANT. Effective for Plan Years beginning on or after January 1, 2004, Section 8.4 (formerly Section 8.3) of the Plan Statement is amended to read in full as follows:

8.4. Election of Form of Distribution by Participant.

     8.4.1. Initial Enrollment. Through a voice response system (or other written or electronic means) approved by the Committee, each Participant shall elect a form of distribution at the time of initial enrollment in the Plan, subject to the following:

(a)	Forms of Distribution For Pre-2004 Accounts. If an individual was first eligible to become a Participant in the Plan prior to December 31, 2003, such Participant elected at the time of initial enrollment in the Plan whether to receive distribution of the Participant’s Pre-2004 Account (as described in Section 8.3) in either: (i) an immediate lump sum, (ii) five (5) or ten (10) annual installments, or (iii) a delayed lump sum following the tenth (10th) anniversary of the Participant’s Termination of Directorship. An initial distribution election made by a Participant for any Plan Year beginning prior to December 31, 2003, shall remain in effect with respect to the Participant’s Pre-2004 Account for all subsequent Plan Years unless the Participant elects to change the form of distribution pursuant to the provisions of Section 8.4.4. An initial distribution election made by a Participant for any Plan Year beginning prior to December 31, 2003, shall remain in effect with respect to the Participant’s Post-2003 Account for all Plan Years beginning on or after January 1, 2004, unless, prior to a subsequent Plan Year, the Participant files a new distribution election for the Participant’s Post-2003 Account with the Committee in accordance with the provisions of Section 8.4.3.

(b)	Forms of Distribution For Post-2003 Account. If an individual is first eligible to become a Participant in this Plan after December 31, 2003, such Participant shall elect at the time of initial enrollment in the Plan whether distribution of the Participant’s Post-2003 Account shall be made (as described in Section 8.2) in either: (i) an immediate lump sum, (ii) five (5) or ten (10) annual installments, or (iii) a delayed lump sum following the fifth (5th) or tenth (10th) anniversary of the Participant’s Termination of Directorship. Such distribution election shall remain in effect with respect to the Participant’s Post-2003 Account for all subsequent Plan Years unless, prior to a subsequent Plan Year, the Participant files a new distribution election for the Participant’s Post-2003 Account with the Committee in accordance with the provisions of Section 8.4.3.

     8.4.2. Default Election of Form of Distribution. If a Participant fails to elect a form of distribution, such Participant shall be deemed to have elected that distribution be made in an immediate lump sum as described in Section 8.2(a) or Section 8.3(a).

     8.4.3. Separate Distributions Elections Permitted Each Plan Year for Post-2003 Account. Any initial or default distribution election made by a Participant with respect to the Participant’s Post-2003 Account shall remain in effect with respect to the Participant’s Post-2003 Account for all subsequent Plan Years unless, prior to a subsequent Plan Year, the Participant files a new distribution election for the Participant’s Post-2003 Account electing a different form of distribution for that portion of the Participant’s Post-2003 Account attributable to deferrals for such subsequent Plan Year (and any investment gains or losses on such deferrals). Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect a different form of distribution for that portion of the Participant’s Post-2003 Account attributable to deferrals for a subsequent Plan Year (and any investment gains or losses on such deferrals). To be effective for deferrals for a Plan Year, the new distribution election must be received by the Committee or its designee by the deadline designated by the Committee. If a Participant files a new distribution election with respect to the Participant’s Post-2003 Account with the Committee pursuant to this Section 8.4.3, such distribution election shall remain in effect for all subsequent Plan Years unless, prior to a subsequent Plan Year, the Participant files with the Committee another distribution election for the Participant’s Post-2003 Account electing a different form of distribution for that portion of the Participant’s Post-2003 Account attributable to deferrals for such subsequent Plan Year (and any investment gains or losses in such deferrals).

     8.4.4. Periodic Re-Election. Through a voice response system (or other written or electronic means) approved by the Committee, initial and default distribution elections may be changed by the Participant from time to time, subject to the following:

(a)	For Pre-2004 Accounts. Each subsequent distribution election filed with respect to the Participant’s Pre-2004 Account shall supercede all prior distribution elections filed with respect to the Participant’s Pre-2004 Account and shall be effective as to the Participant’s entire Pre-2004 Account as if the new distribution election had been made at the time of the Participant’s initial enrollment.

(b)	For Post-2003 Accounts. Each subsequent distribution election filed with respect to the Participant’s Post-2003 Account shall supersede all prior distribution elections filed with respect to such specified portion of the Participant’s Post-2003 and shall be effective as to the specified portion of the Participant’s Post-2003 Account. If, however, the subsequent distribution election does not have the effect of delaying payment of the lump sum (or, in the case of installments, of each installment) under the prior election for at least five (5) years, such distribution election shall be disregarded as if it had never been filed (and the prior effective distribution election shall be given effect).

(c)	In General. Notwithstanding the foregoing, any new distribution election shall be disregarded as if it had never been filed (and the prior effective distribution election shall be given effect) unless the distribution election:

(i)	is filed by a Participant who is still performing Board services,

(ii)	is filed with the Committee at least twelve (12) months before the Participant’s scheduled distribution date following the Participant’s Termination of Directorship, and

(iii)	is filed at least twelve (12) months after the initial distribution election for the Participant’s Pre-2004 Account (or, if one or more prior changes has been filed, within twelve (12) months after the latest of such changes was filed), or is filed at least twelve (12) months after the initial distribution election for the specified portion of the Participant’s Post-2003 Account (or, if one or more prior changes has been filed, within twelve (12) months after the latest of such changes was filed).

No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Participant’s decision to revise distribution elections.

7.     IN-SERVICE DISTRIBUTIONS. Effective for all in-service distributions payable on or after January 1, 2004, Section 8.9 (formerly Section 8.8) of the Plan Statement is amended to read in full as follows:

8.9. In Service Distributions.

     8.9.1. Pre-Selected In-Service Distributions From Pre-2004 Account. Each Participant who initially enrolled in the Plan prior to January 1, 2004, had a one-time opportunity, when initially enrolling in the Plan, to elect one (1) or more pre-selected in-service distribution dates for all or a portion of the Participant’s Pre-2004 Account, subject to the following rules:

(a)	Such election shall be made through a voice response system (or other written or electronic means) approved by the Committee.

(b)	No such distribution will be made from the Participant’s Pre-2004 before the January 1 of the calendar year that follows the third full Plan Year after the Participant first enrolled in the Plan.

(c)	Only one such in-service distribution from the Participant’s Pre-2004 Account will be made in any Plan Year.

(d)	The minimum amount of such in-service distribution from the Participant’s Pre-2004 Account is One Thousand Dollars ($1,000).

(e)	Through a voice response system (or other written or electronic means) approved by the Committee, the Participant may request to postpone any pre-selected in-service distribution date. A pre-selected in-service distribution date may be postponed only once. The Participant must file the extension request with the Committee at least twelve (12) months before the scheduled date of distribution.

(f)	Through a voice response system (or other written or electronic means) approved by the Committee, the Participant may request that a pre-selected in-service distribution date be cancelled (whether or not previously extended). The Participant must file the cancellation request with the Committee at least twelve (12) months before the scheduled date of distribution.

(g)	The distribution amount shall be determined as soon as administratively feasible on or after the pre-selected distribution date and shall be actually paid as soon as practicable after such determination.

(h)	If the Participant dies or experiences a Termination of Directorship before the scheduled pre-selected in-service distribution date, no distribution shall be made on such date.

     8.9.2. Pre-Selected In-Service Distributions From Post-2003 Account. Each Participant has the opportunity, when enrolling in the Plan for each Plan Year beginning on or after January 1, 2004, to elect one (1) or more pre-selected in-service distribution dates for all or a portion of the Participant’s Post-2003 Account attributable to deferrals for such Plan Year (and any investment gains or losses on such deferrals), subject to the following rules:

(a)	Such election shall be made through a voice response system (or other written or electronic means) approved by the Committee.

(b)	No such distribution will be made before the January 1 of the calendar year that follows the third full Plan Year after the Participant was first eligible to elect a pre-selected in-service distribution from that portion of the Participant’s Post-2003 Account attributable to deferrals for such Plan Year and any subsequent investment gains or losses on such deferrals (e.g., the earliest pre-selected in-service distribution date for any deferrals made in 2004 is January 1, 2007).

(c)	A Participant may receive more than one (1) pre-selected in-service distribution from the Participant’s Post-2003 Account in any Plan Year but only if each distribution is attributable to deferrals for different Plan Years. Only one (1) pre-selected in-service distribution may be made in any Plan Year from that portion of the Participant’s Post-2003 Account attributable to deferrals for the same Plan Year.

(d)	The Participant who elects a pre-selected in-service distribution date and subsequently experiences a Termination of Directorship will receive such in-service distribution, if the in-service distribution date is prior to the distribution of the Participant’s total Post-2003 Account.

(e)	The minimum amount of any pre-selected in-service distribution from the Participant’s Post-2003 Account is One Thousand Dollars ($1,000).

(f)	Through a voice response system (or other written or electronic means) approved by the Committee, the Participant may request to postpone any pre-selected in-service distribution date for five (5) years. A pre-selected in-service distribution may be postponed only once. The Participant must file the extension request with the Committee at least twelve (12) months before the scheduled date of distribution.

(g)	A Participant may not cancel any pre-selected in-service distribution from the Participant’s Post-2003 Account.

(h)	The distribution amount shall be determined as soon as administratively feasible on or after the pre-selected distribution date and shall be actually paid as soon as practicable after such determination.

     8.9.3. On Demand In-Service Distributions.

(a)	Election. Through a voice response (or other written or electronic means) approved by the Committee, a Participant may elect to receive all or a portion of such Participant’s Pre-2004 Account prior to Termination of Directorship for any reason; provided, however, that the requested distribution amount will be reduced by a penalty equal to ten percent (10%) of the requested amount, and the Participant will receive ninety percent (90%) of the requested amount. The penalty of ten percent (10%) of the requested amount will be forfeited to UnitedHealth Group to be used as the Committee determines in its discretion. A Participant may not elect to receive an on demand in-service distribution of any portion of the Participant’s Post-2003 Account.

(b)	Distribution Amount. The minimum amount of such distribution is One Thousand Dollars ($1,000). The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the receipt of the request by the Committee or its designee and shall be actually paid to the Participant as soon as practicable after such determination.

(c)	Suspension Rule. If a Participant receives such a distribution, the Participant’s deferrals under Section 3 shall cease as soon as administratively practicable following the date such distribution is made. The Participant may not again elect to defer compensation under this Plan until the enrollment for the Plan Year that begins at least six (6) months after such distribution.

     8.9.4. In-Service Distribution for Financial Hardship.

(a)	Election. A Participant may elect in writing to receive all or part of the Participant’s Account prior to Termination of Directorship to alleviate a Financial Hardship. A Beneficiary of a deceased Participant may also request an early distribution for Financial Hardship.

(b)	Financial Hardship Defined. For purposes of this Plan, “Financial Hardship” means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent (as defined in section 152(a) of the Code), loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable emergency circumstances arising as a result of events beyond the control of the Participant. If a hardship is or may be relieved either (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or (iii) by cessation of deferrals under this Plan (at the earliest possible date otherwise permitted under this Plan) or any 401(k) plan, then the hardship shall not constitute a Financial Hardship for purposes of this Plan. If a Beneficiary of a deceased Participant requests an early distribution for Financial Hardship, then the references in this definition to “Participant” shall be deemed to be references to such Beneficiary.

(c)	Distribution Amount. The minimum amount of such distribution is One Thousand Dollars ($1,000). The amount of such distribution shall be determined as soon as administratively feasible on or after approval of the request by the Committee or its designee and shall be actually paid as soon as practicable after such approval.

(d)	Suspension Rule. If a Participant receives a distribution due to Financial Hardship, the Participant’s deferrals under Section 3 will cease as soon as administratively practicable following the date such distribution is made. The Participant may not again elect to defer compensation under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such distribution.

8.     SCHEDULE I. Effective August 1, 2002, Schedule I to the Plan Statement is amended by substituting therefor the Schedule I attached to this amendment.

9.     SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

Dated:	, 2004.	UNITEDHEALTH GROUP INCORPORATED
By:

SCHEDULE I

MEASURING INVESTMENTS

A.     Measuring Investments as of August 1, 2002. The following are the Measuring Investments as of August 1, 2002:

1.	American Funds EuroPacific A

2.	Dodge & Cox Income Fund

3.	Dodge & Cox Stock Fund

4.	PBHG Growth Fund (Note: Effective January 15, 2004, this fund is closed)

5.	Rice Hall James Micro Cap Portfolio

6.	Vanguard Institutional Index Fund (Investor Shares)

7.	Vanguard MidCap Index Fund (Investor Shares)

8.	Vanguard Prime Money Market (Investor Shares)

9.	Wellington Management’s Stock Fund: Y

10.	Wellington Management: Hartford MidCap Fund: Y

11.	Wells Fargo Growth Balanced Fund (Institutional Class)

12.	Wells Fargo Stable Income (Institutional Class)

13.	Wells Fargo Strategic Growth Allocation Fund (Institutional Class)

14.	Wells Fargo Strategic Income Fund (Institutional Class)

B.     Measuring Investments prior to August 1, 2002. The following are the Measuring Investments prior to August 1, 2002:

1.	One-Choice Conservative — American Century Strategic Allocation: Conservative Fund

2.	One-Choice Moderate — American Century Strategic Allocation: Moderate Fund

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3.	One-Choice Aggressive — American Century Strategic Allocation: Aggressive Fund

4.	Bond Index — Vanguard Total Bond Market Index Fund

5.	S & P 500 Index — First American Index Fund

6.	Wilshire 4500 Index — Vanguard Extended Market Index Fund

7.	Money Market — First American Prime Obligations Fund

8.	Stable Value — Wells Fargo Stable Income Fund

9.	Bond — Loomis Sayles Bond Fund

10.	Large-Cap — Dodge & Cox Stock Fund

11.	Large-Cap Growth — Alliance Premier Growth Fund

12.	Mid-Cap Value — Sound Shore Fund

13.	Mid-Cap Growth — Wanburg Pincus Emerging Growth Fund

14.	International Value — Templeton Foreign Fund

15.	International Growth — American Century International Growth Fund

16.	Small-Cap Value — Loomis Sayles Small-Cap Value Fund

17.	Small-Cap Growth — Loomis Sayles Small-Cap Growth Fund

18.	Mid-Cap Growth — PBHG Growth Fund (Note: Effective January 15, 2004, this fund is closed)

C.     Default Rules. If a Participant does not designate which Measuring Investments shall be used to determine the value of the Participant’s Account, the value of the Participant’s Account will be determined using the following Measuring Investments:

(i)	On or After August 1, 2002. For all amounts credited to the Participant’s Account on or after August 1, 2002, the default Measuring Investment shall be the Wells Fargo Strategic Income Fund.

(ii)	Prior to August 1, 2002. For all amounts credited to the Participant’s Account prior to August 1, 2002, the default Measuring Investment shall be the American Century Strategic Allocation Conservative Fund.

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